Bionano Reports Third Quarter 2025 Results and Highlights Recent Business Progress
Conference call today, November 13, 2025, at 4:30 PM ET
SAN DIEGO, November 13, 2025 (GLOBE NEWSWIRE) — Bionano Genomics, Inc. (Nasdaq: BNGO) today reported financial results for the third quarter ended September 30, 2025.
“Over the last year, we have taken decisive steps to transform our business model by focusing on driving consumables and software utilization among our existing routine use customers. We believe our performance in the third quarter and year-to-date validates this strategic shift and demonstrates our turn toward sustainable growth as our business stabilizes. This quarter we delivered sustained margins, disciplined operating expense management, and increased utilization from routine users. We continue to see strong momentum in our key geographies and expanding utilization in new regions, including Japan, where researchers are leveraging optical genome mapping (OGM) to address complex questions in genetics. These developments strengthen our confidence in Bionano’s long-term growth trajectory,” commented Erik Holmlin, PhD, president and CEO of Bionano.
Q3 2025 Financial Results
For the three-month period ended September 30, 2025, as compared to the same period of 2024:
•Reported total revenue of $7.4 million, representing an increase of 21% from $6.1 million in Q3 2024.
◦The prior year period included a $0.5 million write-down in revenue from clinical services, which were discontinued.
◦Consumables and software revenues increased 15%.
◦The prior year period also included $1.4 million in instrument revenue, compared to $1.6 million in the third quarter of 2025.
•Sold 8,390 nanochannel array flowcells in the third quarter of 2025, which was an increase of 7% over the 7,835 flowcells sold in the third quarter of 2024.
•Installed 7 new OGM systems and brought 1 back to reach an installed base of 384 at quarter-end, representing a 4% increase over the 368 installed systems reported at the end of the third quarter of 2024.
•Generated gross margin of 46%, compared to (139)% for the third quarter of 2024, and non-GAAP gross margin1 of 46%, compared to 26% for the third quarter of 2024. Non-GAAP gross margin in the prior year period excludes a $9.8 million impairment, disposal of reagent rentals and inventory charge, as well as stock-based compensation and restructuring expenses.
•Reduced operating expenses by 66% to $11.9 million and non-GAAP operating expense1 by 40% to $9.7 million.
•Ended the third quarter with cash, cash equivalents, available-for-sale securities, and restricted short-term investments of $31.8 million.
Recent Business Highlights:
•Completed a public offering of common stock in September 2025, raising $10 million of aggregate gross proceeds.
•Highlighted global momentum and the effectiveness of OGM through nine studies, including oral presentations and posters, at the American Society of Human Genetics (ASHG) Meeting.
•Announced Centers for Medicare & Medicaid Services (CMS) posted the preliminary payment determination for the Category I Current Procedural Terminology (CPT) code for the use of OGM in cytogenomic genome-wide analysis to detect structural and copy number variations relative to constitutional genetic disorders.
•Announced multiple studies highlighting OGM utility for analysis of cancer biomarker chromoanagenesis were published in Methods in Molecular Biology.
•Announced a new publication showing how OGM can overcome key limitations of targeted RNA-Sequencing for cytogenetic investigation in acute leukemia, representing the first comparison of OGM and RNA-sequencing in cancer.
•Demonstrated the growing utilization of OGM with 97 peer-reviewed publications in the third quarter.

2025 Outlook
We anticipate the following results for Q4 2025 and the full year:
•Reiterating full year 2025 revenue in the range of $26.0 to $30.0 million.
•Initiating Q4 2025 revenue in the range of $7.5 to $7.9 million.
•Expecting new OGM system installations to surpass 25 in full year 2025, compared to prior expectations of 20 to 25.

Webcast Details

Webcast Details
Date:	Thursday, November 13, 2025
Time:	4:30 p.m. Eastern Time
Participant Registration:	https://register-conf.media-server.com/register/BId7701631d7df43e4b8a5121e8eb52196
Webcast:	https://edge.media-server.com/mmc/p/4jh5a49o/

Participants should register at the link above in advance of the call, and then click the webcast link before the call begins. An archived version of the webcast will be available for replay in the Investors section of the Bionano website.

1”Non-GAAP gross margin” and “non-GAAP operating expense” are non-GAAP financial measures. Please refer to the section titled “Non-GAAP Financial Measures” below for a description of the non-GAAP financial measures used herein. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this release.

About Bionano
Bionano is a provider of genome analysis solutions that can enable researchers and clinicians to reveal answers to challenging questions in biology and medicine. The Company’s mission is to transform the way the world sees the genome through optical genome mapping (OGM) solutions, diagnostic services and software. The Company offers OGM solutions for applications across basic, translational and clinical research. The Company also offers an industry-leading, platform-agnostic genome analysis software solution, and nucleic acid extraction and purification solutions using proprietary isotachophoresis (ITP) technology. Through its Lineagen, Inc. d/b/a Bionano Laboratories business, the Company also offers OGM-based diagnostic testing services.
For more information, visit www.bionano.com or  www.bionanolaboratories.com.
Bionano’s products are for research use only and not for use in diagnostic procedures.
Non-GAAP Financial Measures
To supplement Bionano’s financial results reported in accordance with U.S. generally accepted accounting principles (GAAP), the Company has provided non-GAAP gross margin and non-GAAP operating expense in this press release and the accompanying conference call, each of which is a non-GAAP financial measure. Non-GAAP gross margin excludes from gross margin reported in accordance with GAAP: stock-based compensation and restructuring expenses, and impairment and disposal of reagent rentals and inventory. Non-GAAP operating expense excludes from operating expense reported in accordance with GAAP: stock-based compensation, amortization of intangibles, changes in fair value of contingent consideration, transaction-related expenses, and loss on disposals. In addition, our reconciliation table provided at the end of this release contains certain additional non-GAAP metrics, including non-GAAP cost of revenue, non-GAAP selling, general and administrative expense, non-GAAP research and development expense, non-GAAP intangible assets and other long-lived assets impairment and non-GAAP restructuring costs, each with adjustments as presented in the table.
Bionano believes that each of these non-GAAP metrics is useful to investors and analysts as a supplement to its financial information prepared in accordance with GAAP for analyzing the Company’s performance and identifying trends in its business. Bionano uses these non-GAAP metrics internally to facilitate period-to-period comparisons and analysis of its performance in order to understand, manage and evaluate its business, to make operating decisions, and for forecasting and budgeting. Accordingly, Bionano believes presentation of these non-GAAP measure allows for greater transparency with respect to key financial metrics it uses in assessing its own operating performance and making operating decisions.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future, there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, each non-GAAP financial measure as used by Bionano in this press release and the accompanying reconciliation table has limits in its usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.
For a reconciliation of non-GAAP gross margin to gross margin reported in accordance with GAAP and non-GAAP operating expense to operating expense reported in accordance with GAAP, please refer to the financial tables accompanying this press release.
Forward-Looking Statements of Bionano Genomics
This press release and the accompanying conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. Words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: our expectations regarding market adoption of our products, our commercial prospects and future financial and operating results, including our full year 2025 and Q4 2025 guidance, and our ability to meet our stated goals and commercial opportunities. Each of these forward-looking statements involves risks and uncertainties. Accordingly, investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There are a number of important factors that could cause the actual results to differ materially from those expressed in any forward-looking statement made by us. These factors include, but are not limited to: our ability to improve our margins, extend our cash runway and reach a potential pathway to profitability; our ability to continue as a going concern within 12 months of the filing of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which requires us to manage costs and obtain significant additional financing to fund our strategic plans and commercialization efforts; our ability to execute on our strategy and achieve our objectives; the impact and utility of our cost savings initiative and our recent financing; our ability to continue to drive OGM (as defined above) adoption by potential customers for routine use in genomic analysis; the impact, or lack thereof, of Category I CPT codes to accelerate or increase the adoption of OGM; continued research, presentations and publications involving OGM and its utility compared to traditional cytogenetics and our technologies; the impact of our Stratys™ system and VIA™ software to increase throughput and simplify analysis of OGM data; our ability to drive adoption of OGM and our technology solutions; our ability to further deploy new products and applications for our technology platforms; our expectations and beliefs regarding future growth of the business and the markets in which we operate; our ability to consummate any strategic alternatives including the risk that if we fail to obtain additional financing we may seek relief under applicable insolvency laws; the size and growth potential of the markets for our products, and our ability to serve those markets; the rate and degree of market acceptance of our products; our ability to manage the growth of our business and integrate acquired businesses; our ability to expand our commercial organization to address effectively existing and new markets that we intend to target; the impact from future regulatory, judicial, and legislative changes or developments in the U.S. and foreign countries; our ability to compete effectively in a competitive industry; the introduction of competitive technologies or improvements in existing technologies and the success of any such technologies; the performance of our third-party contract sales organizations, suppliers and manufacturers; our ability to attract and retain key scientific or management personnel; the accuracy of our estimates regarding expenses, future revenues, reimbursement rates, capital requirements and needs for additional financing; the impact of adverse geopolitical and macroeconomic developments, such as recent and future bank failures, the ongoing conflicts between Ukraine and Russia and in the Middle East, and related sanctions, regional or global pandemics, inflation, tariffs, increased cost of goods, supply chain issues, and global financial market conditions; on our business and operations, as well as the business or operations of our suppliers, customers, manufacturers, research partners and other third parties with whom we conduct business and our expectations with respect to the duration of such impacts and the resulting effects on our business; our ability to realize the anticipated benefits and synergies of our prior and any future acquisitions or other strategic transactions; our ability to attract collaborators and strategic partnerships; and the risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Reports on Form 10-Q and in other filings subsequently made by us with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as may be required by law.

CONTACTS
Company Contact:
Erik Holmlin, CEO
Bionano Genomics, Inc.
+1 (858) 888-7610
eholmlin@bionano.com

Investor Relations:
Kelly Gura
Gilmartin Group
+1 (212) 229-6163
IR@bionano.com

BIONANO GENOMICS, INC
Condensed Consolidated Balance Sheet (Unaudited)
	(Unaudited)
	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$3,065,000	$9,173,000
Investments	18,516,000	302,000
Accounts receivable, net	4,526,000	4,752,000
Inventory	7,049,000	11,121,000
Prepaid expenses and other current assets	5,378,000	3,141,000
Restricted investments	10,266,000	11,000,000
Total current assets	48,800,000	39,489,000
Restricted cash	—	400,000
Property and equipment, net	16,172,000	19,219,000
Operating lease right-of-use asset	3,497,000	1,804,000
Financing lease right-of-use asset	3,146,000	3,299,000
Intangible assets, net	5,685,000	9,705,000
Other long-term assets	1,762,000	2,754,000
Total assets	$79,062,000	$76,670,000

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,990,000	$6,962,000
Accrued expenses	4,706,000	5,641,000
Contract liabilities	1,180,000	1,128,000
Operating lease liability	1,025,000	2,991,000
Finance lease liability	251,000	260,000
Convertible debentures payable (at fair value)	9,825,000	20,362,000
Total current liabilities	22,977,000	37,344,000
Operating lease liability, net of current portion	2,599,000	145,000
Finance lease liability, net of current portion	3,495,000	3,539,000
Long-term contract liabilities	192,000	267,000
Total liabilities	29,263,000	41,295,000
Stockholders’ equity:
Common stock	1,000	—
Preferred Stock	—	—
Additional paid-in capital	761,479,000	728,573,000
Accumulated deficit	(711,687,000)	(693,225,000)
Accumulated other comprehensive income (loss)	6,000	27,000
Total stockholders’ equity	49,799,000	35,375,000
Total liabilities and stockholders’ equity	$79,062,000	$76,670,000

Bionano Genomics, Inc.
Condensed Consolidated Statement of Operations (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Product revenue	$6,934,000	$6,021,000	$19,248,000	$19,359,000
Service and other revenue	433,000	52,000	1,309,000	3,254,000
Total revenue	7,367,000	6,073,000	20,557,000	22,613,000
Cost of revenue:
Cost of product revenue	3,842,000	14,251,000	10,044,000	23,858,000
Cost of service and other revenue	155,000	268,000	727,000	1,792,000
Total cost of revenue	3,997,000	14,519,000	10,771,000	25,650,000
Operating expenses:
Research and development	2,844,000	4,717,000	8,145,000	21,329,000
Selling, general and administrative	9,064,000	9,464,000	26,444,000	40,109,000
Intangible assets and other long-lived assets impairment	—	19,504,000	—	19,951,000
Restructuring costs	—	1,770,000	—	7,616,000
Total operating expenses	11,908,000	35,455,000	34,589,000	89,005,000
Loss from operations	(8,538,000)	(43,901,000)	(24,803,000)	(92,042,000)
Other income (expenses):
Interest income	268,000	376,000	835,000	1,876,000
Other income (expense)	(219,000)	(697,000)	5,538,000	(1,694,000)
Total other income (expense)	49,000	(321,000)	6,373,000	182,000
Loss before income taxes	(8,489,000)	(44,222,000)	(18,430,000)	(91,860,000)
Provision for income taxes	(14,000)	(24,000)	(32,000)	(32,000)
Net loss	$(8,503,000)	$(44,246,000)	$(18,462,000)	$(91,892,000)

Bionano Genomics, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP gross margin:
GAAP revenue	$7,367,000	$6,073,000	$20,557,000	$22,613,000
GAAP cost of revenue	3,997,000	14,519,000	10,771,000	25,650,000
GAAP gross profit	3,370,000	(8,446,000)	9,786,000	(3,037,000)
GAAP gross margin %	46%	(139)%	48%	(13)%

Non-GAAP gross margin:
GAAP revenue	$7,367,000	$6,073,000	$20,557,000	$22,613,000
GAAP cost of revenue	3,997,000	14,519,000	10,771,000	25,650,000
Stock-based compensation expense	(31,000)	(82,000)	(108,000)	(338,000)
COGS restructuring	—	(139,000)	—	(157,000)
Impairment and disposal of reagent rentals and inventory	—	(9,822,000)	—	(9,822,000)
Non-GAAP cost of revenue	3,966,000	4,476,000	10,663,000	15,333,000
Non-GAAP gross profit	3,401,000	1,597,000	9,894,000	7,280,000
Non-GAAP gross margin %	46%	26%	48%	32%

GAAP operating expense
GAAP selling, general and administrative expense	$9,064,000	$9,464,000	$26,444,000	$40,109,000
Stock-based compensation expense	(768,000)	(1,675,000)	(2,948,000)	(5,732,000)
Intangible asset amortization	(1,340,000)	(1,713,000)	(4,020,000)	(5,219,000)
Change in fair value of contingent consideration	—	5,774,000	—	10,890,000
Transaction related expenses	—	—	(126,000)	—
Loss on disposals	—	—	—	—
Non-GAAP selling, general and administrative expense	6,956,000	11,850,000	19,350,000	40,048,000
GAAP research and development expense	$2,844,000	$4,717,000	$8,145,000	$21,329,000
Stock-based compensation expense	(142,000)	(445,000)	(552,000)	(1,730,000)
Non-GAAP research and development expense	2,702,000	4,272,000	7,593,000	19,599,000
GAAP intangible assets and other long-lived assets impairment	$—	$19,504,000	$—	$19,951,000
Intangible assets, and other long-lived assets impairment	—	(19,504,000)	—	(19,951,000)
Non-GAAP intangible assets and other long-lived assets impairment	—	—	—	—
GAAP restructuring costs	$—	$1,770,000	$—	$7,616,000
Restructuring costs	—	(1,770,000)	—	(7,616,000)
Non-GAAP restructuring costs	—	—	—	—
Total non-GAAP operating expense	$9,658,000	$16,122,000	$26,943,000	$59,647,000